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                                                                      EXHIBIT 23


                         Consent of Independent Auditors






         We consent to the incorporation by reference in the Registration Statements on

           (i)    Form S-3 No. 333-91797
           (ii)   Form S-8 No. 333-81061
           (iii)  Form S-8 No. 333-71619
           (iv)   Form S-8 No. 333-71621
           (v)    Form S-3 No. 333-75839

         of our report dated March 16, 2001, with respect to the consolidated financial statements of U.S. Vision, Inc., included in the Annual Report (Form 10-K) for the year ended January 31, 2001.






                                                           /s/ Ernst & Young LLP




Philadelphia, Pennsylvania
April 27, 2001